SECURITIES AND EXCHANGE COMMISSION
                          Washington, D. C.  20549



                                  FORM 8-K

                               CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  June 3, 1996


                                LabOne, Inc.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                   0-15975                   48-0952323
     --------------------          -----------                -------------
(State or other jurisdiction       (Commission             (I. R. S. Employer
       of incorporation            File Number)            Identification No.)



             10310 W. 84th Terrace, Lenexa, KS                  66214
          ----------------------------------------             -------
          (Address of principal executive offices)           (Zip Code)



      Registrant's telephone number, including area code:    913-888-1770



















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Item 5.   Other Events

     On June 3, 1996, LabOne, Inc., was notified by Epitope, Inc., that the Food and Drug Administration (FDA) had approved the OraSure(Registered) HIV-1 Western Blot Test. LabOne plans to include the oral fluid confirmation test in its standard oral fluid testing services, as soon as the confirmatory test is available for purchase.







                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     LabOne, Inc.


Date:  June 7, 1996                  By  /s/  Kurt E. Gruenbacher
                                             ----------------------------
                                              Kurt E. Gruenbacher
                                              V.P. Finance and Chief
                                              Accounting Officer


Date:  June 7, 1996                  By  /s/  Robert D. Thompson
                                             ----------------------------
                                              Robert D. Thompson
                                              Executive V.P. Finance,
                                              CFO and Treasurer




















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